UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 15, 2022

ProPetro Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1706 S. Midkiff Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 688-0012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PUMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Newton W. (“Trey”) Wilson III

On December 15, 2022, Newton W. (“Trey”) Wilson III resigned as General Counsel and Corporate Secretary of ProPetro Holding Corp. (the “Company”), effective as of December 31, 2022.

John J. (“Jody”) Mitchell

On December 15, 2022, John J. (“Jody”) Mitchell, currently the Vice President and Deputy General Counsel of the Company, was appointed as General Counsel and Corporate Secretary of the Company, effective as of January 1, 2023. Following the effectiveness of Mr. Mitchell’s appointment as General Counsel and Corporate Secretary he will become a participant in the ProPetro Services, Inc. Second Amended and Restated Executive Severance Plan (the “Severance Plan”) as a “Tier 2 Executive” (within the meaning of the Severance Plan). On December 15, 2022, Mr. Mitchell entered into a participation agreement under the Severance Plan reflecting his participation and Tier designation, which agreement will be effective January 1, 2023. The foregoing description is not complete and is qualified in its entirety by reference to Mr. Mitchell’s participation agreement, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Mr. Mitchell, age 40, has served as the Company’s Vice President and Deputy General Counsel since April 2021. Prior to joining the Company, Mr. Mitchell served in various roles at Concho Resources Inc., a hydrocarbon exploration company acquired by ConocoPhillips in 2021, from 2014 to 2021, including Director of Marketing and Midstream and, prior to that, Associate General Counsel. Mr. Mitchell began his career as an associate at Locke Lord Bissell & Liddell LLP, where he concentrated on oil, gas and energy litigation and construction litigation. Mr. Mitchell holds a Bachelor of Arts from the University of Texas and a Juris Doctor from the University of Houston Law Center.

There are no understandings between Mr. Mitchell and any other persons pursuant to which he was selected to serve as the Company’s General Counsel and Corporate Secretary. There are no family relationships between Mr. Mitchell and any director or executive officer of the Company.

Item 7.01	Regulation FD Disclosure.

On December 19, 2022, the Company issued a press release announcing the management changes discussed herein. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information furnished with this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
10.1	Form of Participation Agreement pursuant to the ProPetro Services, Inc. Second Amended and Restated Executive Severance Plan (incorporated by reference to Exhibit 10.5 to ProPetro Holding Corp.’s Current Report on Form 8-K, dated October 26, 2020).

99.1	Press release dated December 19, 2022.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPETRO HOLDING CORP.

Date: December 19, 2022	By:	/s/ David S. Schorlemer
David S. Schorlemer
Chief Financial Officer

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